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                                                                   EXHIBIT 23.01



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated December 14, 2001, included in this Form 11-K, into the Company's previously filed Registration Statements File No. 33-42357 and No. 333-38198.



/s/ARTHUR ANDERSEN LLP

Columbus, Ohio
December 20, 2001












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